[Frontier Logo]

Exhibit 99.1

Frontier Communications
3 High Ridge Park
Stamford, CT 06905
203.614.5600
www.frontier.com

Contact:
Steve Crosby
SVP, Government and Regulatory Affairs
916.206.8198
steven.crosby@frontiercorp.com

FOR IMMEDIATE RELEASE

Ohio PUC Approves Frontier Communications’ Acquisition
of Verizon Local Wireline Operations

STAMFORD, Conn. February 11, 2010 – Frontier Communications Corporation (NYSE: FTR) reported today that its pending acquisition of Verizon Communications’ (NYSE: VZ) local wireline operations in Ohio serving residential and small business customers has been unanimously approved by the Public Utilities Commission of Ohio (PUCO).

The commission approved two agreements reached among various parties in December: one among Verizon, Frontier, the PUCO staff, the Office of the Ohio Consumers’ Counsel and Cincinnati Bell Extended Territories, LLC; and another among Verizon, Frontier and Comcast Phone Ohio, LLC.

Ohio is the fourth state to approve the transaction.  The Public Utilities Commission of Nevada and the Public Service Commission of South Carolina unanimously approved the transaction on Oct. 28, 2009 and unanimous approval by the California Public Utilities Commission was granted on Oct. 29, 2009.

“This is an important step towards providing residential and business customers in Ohio with expanded broadband availability and Frontier’s enhanced products and services,” said Dan McCarthy, Executive Vice President and Chief Operating Officer of Frontier.  “Upon completion of the transaction, Ohio will be Frontier’s fifth largest state and we will be ready to deliver great products and services to our new customers. Extending broadband reach and penetration is critical to revitalizing communities, improving business productivity and giving consumers faster access to the resources of the Internet.  Frontier has committed to do that for its new customers in Ohio.”

Mr. McCarthy added, “The new Frontier will have a strong balance sheet, lower leverage, operating flexibility and greater cash flow generation, all of which should enable Frontier to achieve an investment grade credit rating over time.”

On May 13, 2009, Frontier announced plans to acquire Verizon’s local wireline operations serving residential and small-business customers in predominantly rural areas and small- to medium-sized towns and cities in 14 states.

Regulators in five other states and the Federal Communications Commission also must approve the transaction or related transfers.

At the federal level, in the fall of 2009 the Federal Trade Commission and the U.S. Department of Justice granted the parties’ request for early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Frontier has received all 41 local franchise approvals from authorities in Washington state and Oregon that are required to transfer control of local cable TV franchises from Verizon Communications to Frontier, subject to meeting certain conditions of such approvals.

On October 27, 2009, Frontier’s shareholders approved the transaction with Verizon.

The transaction is expected to close during the second quarter of 2010.

Forward-Looking Language

This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  These statements are made on the basis of management’s views and assumptions regarding future events and business performance.  Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements.  These risks and uncertainties are based on a number of factors, including but not limited to:  Our ability to complete the acquisition of access lines from Verizon; the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the Verizon transaction; the ability to successfully integrate the Verizon operations into Frontier’s existing operations; the effects of increased expenses due to activities related to the Verizon transaction; the ability to migrate Verizon’s West Virginia operations from Verizon owned and operated systems and processes to Frontier owned and operated systems and processes successfully; the risk that the growth opportunities and cost synergies from the Verizon transaction may not be fully realized or may take longer to realize than expected; the sufficiency of the assets to be acquired from Verizon to enable us to operate the acquired business; disruption from the Verizon transaction making it more difficult to maintain relationships with customers, employees or suppliers; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our access lines that cannot be offset by increases in High Speed Internet subscribers and sale of other products; our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation; the effects of competition from cable, wireless and other wireline carriers (through voice over internet protocol (VOIP) or otherwise); our ability to adjust successfully to changes in the communications industry and to implement strategies for improving growth; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; reductions in switched access revenues as a result of regulation, competition and/or technology substitutions; the effects of changes in both general and local economic conditions on the markets we serve, which can impact demand for our products and services, customer purchasing decisions, collectability of revenue and required levels of capital expenditures related to new construction of residences and businesses; our ability to effectively manage service quality; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; the effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; our ability to successfully renegotiate union contracts expiring in 2010 and beyond; declines in the value of our pension plan assets, which could require us to make contributions to the pension plan in 2011 and beyond; our ability to pay dividends in respect of our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and our liquidity; the effects of any unfavorable outcome with respect to any of our current or future legal, governmental or regulatory proceedings, audits or disputes; the possible impact of adverse changes in political or other external factors over which we have no control; and the effects of hurricanes, ice storms or other natural disasters.  These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings.  We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Additional Information and Where to Find It

This filing is not a substitute for the definitive prospectus/proxy statement included in the Registration Statement on Form S-4 that Frontier filed, and the SEC has declared effective, in connection with the proposed transactions described in the definitive prospectus/proxy statement. INVESTORS ARE URGED TO READ THE DEFINITIVE PROSPECTUS/PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS. The definitive prospectus/proxy statement and other documents filed or to be filed by Frontier with the SEC are or will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Frontier, 3 High Ridge Park, Stamford, CT 06905-1390, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Frontier’s stockholders approved the proposed transactions on October 27, 2009, and no other vote of the stockholders of Frontier or Verizon is required in connection with the proposed transactions.

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